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                                                                      EXHIBIT 24

                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL COMMUNICATIONS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

     The undersigned director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Steven
M. Shindler, Thomas J. Sidman and Daniel F. Akerson, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration of the Corporation's 4 3/4% Convertible Senior Notes due 2007 and the underlying shares of Common Stock, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                        EXECUTED as of October 5, 1999.


/s/ Timothy M. Donahue                       /s/ Steven M. Shindler
-------------------------------------        ---------------------------------
Timothy M. Donahue                           Steven M. Shindler
President, Chief Executive Officer           Executive Vice President and Chief
and Director                                 Financial Officer
(Principal Executive Officer)                (Principal Financial Officer)


/s/ Daniel F. Akerson                        /s/ Morgan E. O'Brien
-------------------------------------        ---------------------------------
Daniel F. Akerson                            Morgan E. O'Brien
Chairman of the Board and Director           Vice Chairman of the Board
                                             and Director


/s/ William G. Arendt                        /s/ Craig O. McCaw
-------------------------------------        ---------------------------------
William G. Arendt                            Craig O. McCaw
Vice President and Controller                Director
(Principal Accounting Officer)


/s/ Keith J. Bane                            /s/ William E. Conway, Jr.
-------------------------------------        ---------------------------------
Keith J. Bane                                William E. Conway, Jr.
Director                                     Director


/s/ Frank M. Drendel                         /s/ William A. Hoglund
-------------------------------------        ---------------------------------
Frank M. Drendel                             William A. Hoglund
Director                                     Director


/s/ Keisuke Nakasaki                         /s/ Dennis M. Weibling
-------------------------------------        ---------------------------------
Keisuke Nakasaki                             Dennis M. Weibling
Director                                     Director